Exhibit 22.1
LIST OF ISSUERS AND GUARANTOR SUBSIDIARIES

In addition to Genesis Energy, L.P. (incorporated in Delaware), as of June 30, 2026, the following subsidiaries of Genesis Energy, L.P. guarantee the senior unsecured notes issued by Genesis Energy, L.P. This includes the 8.250% senior unsecured notes due 2029, the 8.875% senior unsecured notes due 2030, the 7.875% senior unsecured notes due 2032, the 8.000% senior unsecured notes due 2033, and the 6.750% senior unsecured notes due 2034.

ENTITY	JURISDICTION OF ORGANIZATION	GENESIS ENERGY, L.P. SENIOR UNSECURED NOTES
GENESIS ENERGY, L.P.	DELAWARE	CO-ISSUER
GENESIS ENERGY FINANCE CORPORATION	DELAWARE	CO-ISSUER
AP MARINE, LLC	DELAWARE	GUARANTOR
BR PORT SERVICES, LLC	DELAWARE	GUARANTOR
CAMERON HIGHWAY PIPELINE GP, L.L.C.	DELAWARE	GUARANTOR
CAMERON HIGHWAY PIPELINE I, L.P.	DELAWARE	GUARANTOR
CASPER EXPRESS PIPELINE, LLC	DELAWARE	GUARANTOR
DAVISON PETROLEUM SUPPLY, LLC	DELAWARE	GUARANTOR
DAVISON TRANSPORTATION SERVICES, INC.	DELAWARE	GUARANTOR
DAVISON TRANSPORTATION SERVICES, LLC	DELAWARE	GUARANTOR
DEEPWATER GATEWAY, L.L.C.	DELAWARE	GUARANTOR
FLEXTREND DEVELOPMENT COMPANY, L.L.C.	DELAWARE	GUARANTOR
GEL CHOPS GP, LLC	DELAWARE	GUARANTOR
GEL CHOPS I, L.P.	DELAWARE	GUARANTOR
GEL CHOPS II, L.P.	DELAWARE	GUARANTOR
GEL DEEPWATER, LLC	DELAWARE	GUARANTOR
GEL IHUB, LLC	DELAWARE	GUARANTOR
GEL LOUISIANA FUELS, LLC	DELAWARE	GUARANTOR
GEL ODYSSEY, LLC	DELAWARE	GUARANTOR
GEL OFFSHORE PIPELINE, LLC	DELAWARE	GUARANTOR
GEL OFFSHORE, LLC	DELAWARE	GUARANTOR
GEL PALOMA, LLC	DELAWARE	GUARANTOR
GEL PIPELINE OFFSHORE, LLC	DELAWARE	GUARANTOR
GEL POSEIDON, LLC	DELAWARE	GUARANTOR
GEL SEKCO, LLC	DELAWARE	GUARANTOR
GEL SYNC LLC	DELAWARE	GUARANTOR
GEL TEX MARKETING, LLC	DELAWARE	GUARANTOR
GEL TEXAS PIPELINE, LLC	DELAWARE	GUARANTOR
GEL WYOMING, LLC	DELAWARE	GUARANTOR
GENESIS ALKALI HOLDINGS COMPANY, LLC	DELAWARE	GUARANTOR
GENESIS BR, LLC	DELAWARE	GUARANTOR
GENESIS CHOPS I, LLC	DELAWARE	GUARANTOR
GENESIS CHOPS II, LLC	DELAWARE	GUARANTOR
GENESIS CRUDE OIL, L.P.	DELAWARE	GUARANTOR
GENESIS DAVISON, LLC	DELAWARE	GUARANTOR
GENESIS DEEPWATER HOLDINGS, LLC	DELAWARE	GUARANTOR
GENESIS ENERGY, LLC	DELAWARE	GUARANTOR
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC	DELAWARE	GUARANTOR

Exhibit 22.1

ENTITY	JURISDICTION OF ORGANIZATION	GENESIS ENERGY, L.P. SENIOR UNSECURED NOTES
GENESIS IHUB HOLDINGS, LLC	DELAWARE	GUARANTOR
GENESIS MARINE, LLC	DELAWARE	GUARANTOR
GENESIS ODYSSEY, LLC	DELAWARE	GUARANTOR
GENESIS OFFSHORE HOLDINGS, LLC	DELAWARE	GUARANTOR
GENESIS OFFSHORE, LLC	DELAWARE	GUARANTOR
GENESIS PIPELINE ALABAMA, LLC	ALABAMA	GUARANTOR
GENESIS PIPELINE TEXAS, L.P.	DELAWARE	GUARANTOR
GENESIS PIPELINE USA, L.P.	DELAWARE	GUARANTOR
GENESIS POSEIDON HOLDINGS, LLC	DELAWARE	GUARANTOR
GENESIS POSEIDON, LLC	DELAWARE	GUARANTOR
GENESIS RAIL SERVICES, LLC	DELAWARE	GUARANTOR
GENESIS SAILFISH HOLDINGS, LLC	DELAWARE	GUARANTOR
GENESIS SEKCO, LLC	DELAWARE	GUARANTOR
GENESIS SMR HOLDINGS, LLC	DELAWARE	GUARANTOR
GENESIS SYNGAS INVESTMENTS, L.P.	DELAWARE	GUARANTOR
GENESIS TEXAS CITY TERMINAL, LLC	DELAWARE	GUARANTOR
MANTA RAY GATHERING COMPANY, L.L.C.	TEXAS	GUARANTOR
MATAGORDA OFFSHORE, LLC	TEXAS	GUARANTOR
MILAM SERVICES, INC.	DELAWARE	GUARANTOR
POSEIDON PIPELINE COMPANY, L.L.C.	DELAWARE	GUARANTOR
RED RIVER TERMINALS, L.L.C.	LOUISIANA	GUARANTOR
SAILFISH PIPELINE COMPANY, L.L.C.	DELAWARE	GUARANTOR
SEAHAWK SHORELINE SYSTEM, LLC	TEXAS	GUARANTOR
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, LLC	DELAWARE	GUARANTOR
SYNC PIPELINE LLC	DELAWARE	GUARANTOR
TDC SERVICES, LLC	DELAWARE	GUARANTOR
TDC, L.L.C.	LOUISIANA	GUARANTOR
TEXAS CITY CRUDE OIL TERMINAL, LLC	DELAWARE	GUARANTOR
THUNDER BASIN HOLDINGS, LLC	DELAWARE	GUARANTOR